UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	2-63322 (Commission File Number)	36-2989662 (IRS Employer Identification No.)

11 North Water Street, Mobile, Alabama (Address of principal executive offices)	36602 (Zip Code)
(251)-243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-reliance on previously issued financial statements or a related audit report or completed interim review.
     In preparing our quarterly financial statements for the three months ended March 31, 2007, we learned that an error had been made in the computation of diluted earnings per share by not considering the possible dilutive effect, using the “if converted method”, of our convertible exchangeable preferred stock in the statements of income included in our previously issued consolidated financial statements for the fiscal year ended December 31, 2006, and for the quarters ended December 31, 2006, March 31 and June 30, 2005.
     On May 14, 2007, our management, after consultation with the Chairman of our Audit Committee, concluded that (i) the previously issued financial statements for those periods (as well as the report of the Company’s independent registered public accounting firm for the year ended December 31, 2006) should not be relied upon because of the error in the calculation of diluted earnings per share, and (ii) our consolidated financial statements for the year ended December 31, 2006 should be restated to correct that error.
     Accordingly, the Company is concurrently filing an amendment to its annual report on Form 10-K for the year ended December 31, 2006 for that purpose. In light of this, investors should not rely on our previously filed financial statements for those periods, but should refer to the financial statements included in the amended Form 10-K.
     Our management and the Chairman of our Audit Committee have discussed with our independent registered public accounting firm the matters disclosed in this Item 4.02(a).
     The amended Form 10-K amends Item 15, “Exhibits and Financial Statement Schedules,” to reflect the computation of diluted earnings per share using the “if converted method” to show the dilutive effect of our outstanding convertible exchangeable preferred stock for (i) the year ended December 31, 2006, (ii) the quarter ended December 31, 2006, and (iii) the quarters ended March 31 and June 30, 2005. Specifically:
•	The report of our independent registered accounting firm appearing on page F-2 of the Form 10-K has been modified, through the addition of a final sentence, and has been re-dated.

•	Our Net Income Available to Common Stockholders - Diluted for 2006 appearing on page F-3 of the Form 10-K has been restated from $2.39 per share to $2.10 per share, and our Weighted Average Shares of Common Stock Outstanding - Diluted, also appearing on page F-3, has been restated from 6,122,578 to 8,122,578.

•	The paragraph entitled “Earnings Per Share” in Note A on page F-10 of the Form 10-K has been deleted.

•	Note R appearing on page F-31 of the Form 10-K has been revised to restate Diluted Earnings per Common Share from (i) $3.56 to $2.75 for the quarter ended December 31, 2006; (ii) $0.58 to $0.51 for the quarter ended March 31, 2005 and (iii) $0.55 to $0.49 for the quarter ended June 30, 2005.

•	A new Note S has been added.
     Our unaudited first quarter 2007 diluted earnings per share released as an exhibit to Form 8-K filed on April 24, 2007 will also be restated to reflect the same dilutive effect of the “if converted method” in our first quarter Form 10-Q.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION
By:	/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date: May 15, 2007